UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.            )

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6I(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule14a-12

NUVECTIS PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NUVECTIS PHARMA, INC.
1 Bridge Plaza, Suite 275
Fort Lee, NJ 07024
Dear Stockholder:
You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of Nuvectis Pharma, Inc. (“Nuvectis” or the “Company”), to be held virtually at 10:00 a.m., Eastern Time, on June 12, 2025. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/nvct2025, where you will be able to listen to the meeting live, submit questions and vote online. At the meeting, the stockholders will be asked to (i) elect one Class III director for a term of three years, (ii) ratify the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2025, and (iii) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. You will also have the opportunity to ask questions and make comments at the Annual Meeting.
In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), on the internet. You may have already received our “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 28, 2025. That notice describes how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.
It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. You may also vote during the Annual Meeting by following the instructions available on the meeting website.
If you have any questions about the proxy statement or the accompanying 2024 Annual Report, please contact Michael Carson, our Corporate Secretary, at mcarson@nuvectis.com.
We look forward to seeing you at the Annual Meeting.
Sincerely,
Ron Bentsur
President, Chief Executive Officer and Chairman
April 28, 2025
Fort Lee, NJ

NUVECTIS PHARMA, INC.
1 Bridge Plaza, Suite 275
Fort Lee, NJ 07024
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of Stockholders of Nuvectis Pharma, Inc. will be held virtually on June 12, 2025, at 10:00 a.m., Eastern Time. At the meeting, stockholders will consider and act on the following items:
1.
Elect one Class III director for a term of three years;

2.
Ratify the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2025; and

3.
Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Only those stockholders of record as of the close of business on April 14, 2025, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning June 5, 2025, at our offices located at 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024, between the hours of 10:00 a.m. and 5:00 p.m., Eastern Time, each business day. If we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request. A complete list of stockholders entitled to vote at the Annual Meeting will be available for review during the Annual Meeting by following the instructions posted at www.proxyvote.com and entering your 16-digit control number included with the Notice of Internet Availability or proxy card.
YOUR VOTE IS IMPORTANT!
Instructions on how to vote your shares via the internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 28, 2025. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended December 31, 2024, are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”
If you choose to receive a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.
Submitting your proxy does not affect your right to vote during the meeting if you decide to virtually attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is voted at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Michael Carson, at our address above, (ii) submitting a later dated proxy card, (iii) voting again via the internet as described in the “Important Notice Regarding the Availability of Proxy Materials,” or (iv) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.
When you submit your proxy, you authorize Ron Bentsur and Michael Carson to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.
By Order of the Board of Directors,
Michael Carson
Corporate Secretary
April 28, 2025
Fort Lee, NJ

NUVECTIS PHARMA, INC.
1 Bridge Plaza, Suite 275
Fort Lee, NJ 07024
Phone: (201) 614-3150
Fax: (866) 375-6634
PROXY STATEMENT
This proxy statement is being made available via internet access, beginning on or about April 28, 2025, to the owners of shares of common stock of Nuvectis Pharma, Inc. (the “Company,” “our,” “we,” or “Nuvectis”) as of April 14, 2025, in connection with the solicitation of proxies by our Board of Directors (our “Board”) for our 2025 Annual Meeting of Stockholders (the “Annual Meeting”). On or about April 28, 2025, we sent an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended December 31, 2024. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail your paper copies of such materials free of charge.
The Annual Meeting will occur virtually on June 12, 2025, at 10:00 a.m., Eastern Time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

i

ii

QUESTIONS AND ANSWERS
Q.
Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

A.
In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the internet and submit your vote via the internet.

Q.
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) electing one Class III director for a term of three years, (ii) ratifying the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2025, and (iii) transacting such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof

Q.
Who is entitled to vote at our Annual Meeting?

A.
The record holders of our common stock at the close of business on the record date, April 14, 2025, may vote at the Annual Meeting. Each share of common stock is entitled to one vote. There were 23,606,443 shares of common stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning June 5, 2025, at our offices located at 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024, between the hours of 10:00 a.m. and 5:00 p.m., Eastern Time, each business day, however, if we determine that a physical in-person inspection is not practicable, such list of stockholders may be made available electronically, upon request.

Q.
How do I vote?

A.
You may vote during the Annual Meeting by following the instructions posted at www.proxyvote.com and entering your 16-digit control number included with the Notice of Internet Availability or proxy card, by use of a proxy card if you receive a printed copy of our proxy materials, via internet as directed in our “Important Notice Regarding the Availability of Proxy Materials,” or by telephone as indicated in the proxy card.

Q.
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

A.
We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number located on the meeting page. Technical support will be available starting at 9:45 a.m., Eastern Time, on June 12, 2025.

Q.
What is a proxy?

A.
A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Ron Bentsur, our Chairman and Chief Executive Officer, and Michael Carson, our Vice President of Finance and Corporate Secretary, as your proxies. Mr. Bentsur and/or Mr. Carson may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q.
How will my shares be voted if I vote by proxy?

A.
Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individual nominated to serve as a Class III member of our Board of Directors for three years, and (ii) “FOR” the ratification of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2025. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q.
How do I revoke my proxy?

A.
You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

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delivering written notice to our Corporate Secretary, Michael Carson, at our address above;

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submitting a later dated proxy card or voting again via the internet as described in the “Important Notice Regarding the Availability of Proxy Materials;” or

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attending the Annual Meeting and voting in person.

Q.
Is my vote confidential?

A.
Yes. All votes remain confidential.

Q.
How are votes counted?

A.
Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Pursuant to the New York Stock Exchange (the “NYSE”), which governs voting matters at the Annual Meeting, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.
The following matter up for vote at the Annual Meeting is considered to be “routine”: the ratification of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2025. Brokers that hold your shares, therefore, have discretionary authority to vote your shares on this matter unless they receive instructions from you on this matter.
Q.
What constitutes a quorum at the Annual Meeting?

A.
In accordance with Delaware law (the law under which we are incorporated) and our Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.
If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.
Q.
What vote is required to elect our director-nominee?

A.
The affirmative vote of a plurality of the votes of the shares cast, in person or by proxy, at the Annual Meeting is required for the election of the nominee for director. “Plurality” means that the nominee receiving the largest number of votes will be duly elected as a director. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

Q.
What vote is required to ratify Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the year ending December 31, 2025?

A.
The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of Kesselman & Kesselman as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions and votes withheld will have the same effect as a negative vote.

Q.
What percentage of our outstanding common stock do our directors, executive officers, and 5% beneficial owners own?

A.
As of April 14, 2025, our directors, executive officers, and 5% beneficial owners owned, or have the right to acquire, approximately 42.74% of our outstanding common stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 21 for more details.

Q.
Who was our independent public accountant for the year ended December 31, 2024? Will they be represented at the Annual Meeting?

A.
Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, is the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2024. We expect a representative of Kesselman & Kesselman to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q.
How can I obtain a copy of our annual report on Form 10-K?

A.
We have filed our annual report on Form 10-K for the year ended December 31, 2024, with the SEC. The annual report on Form 10-K is also included in the 2024 Annual Report to Stockholders. You may obtain, free of charge, a copy of our 2024 Annual Report, including financial statements, by writing to our Corporate Secretary, Michael Carson, or by email at mcarson@nuvectis.com. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

CORPORATE GOVERNANCE
Our Board of Directors
Our Bylaws provide that our Board shall consist of between one and nine directors, and such number of directors within this range may be determined from time to time by resolution of our board of directors or our stockholders. Currently, we have four directors.
Name	Age	Position	Director Since	Term Expires
Ron Bentsur	59	Chairman, Chief Executive Officer, and President	2020	2026
Kenneth Hoberman	60	Director	2021	2027
Matthew Kaplan	57	Director	2021	2027
James Oliviero	49	Director	2021	2025
Our Board of Directors has determined to nominate James Oliviero for re-election to our Board of Directors for a three-year term expiring at the 2028 annual meeting of stockholders (See “Proposal One — Election of Directors; Nominees”).
Our Board of Directors is divided into three classes. Generally, each director will serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that the term of each director will continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.
The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that at present having a director who is an executive officer serve as the Chairman is in the best interest of the Company’s stockholders at this time.
Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
The following biographies set forth the names of our directors and director nominee, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director, except as disclosed below.
We adhere to the corporate governance standards adopted by The Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board undertook its annual review of director independence on April 8, 2025. During the review, our Board considered relationships and transactions during 2024 and since inception between each director or any member of his immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Kenneth Hoberman, Matthew Kaplan, and James Oliviero are independent under the criteria established by Nasdaq and our Board.

Ron Bentsur
Mr. Ron Bentsur co-founded and has served as the Chairman, President and CEO of Nuvectis since 2020. He served as CEO of UroGen Pharma, Inc. (NASDAQ: URGN) from 2015 until 2019, and as CEO of Keryx Biopharmaceuticals, Inc. (acquired by Akebia Therapeutics) from 2009 until 2015. As CEO at UroGen and Keryx, Mr. Bentsur led the clinical development, regulatory approvals and the commercial infrastructure buildouts for the US commercial launches of Jelmyto and Auryxia, respectively. Mr. Bentsur also led the establishment of a successful worldwide partnership for an earlier-stage program at UroGen and an ex-US development partnership for Auryxia at Keryx. Prior to that, Mr. Bentsur served as CEO of XTL Biopharmaceuticals, Inc. (NASDAQ: XTLB) from 2006 until 2009 and as Investor Relations and CFO of Keryx from October 2000 until January 2006. Earlier in his career, Mr. Bentsur worked as an investment banker in NYC and Tel Aviv, Israel, from 1994 until 2000. Mr. Bentsur also served as a member of the Board of Directors of Stemline Therapeutics, Inc. from 2009 through the approval and launch of Elzonris and the subsequent acquisition of the company by the Menarini Group in June 2020.
Mr. Bentsur holds a BA in Economics and Business Administration with distinction from the Hebrew University of Jerusalem, Israel and an MBA (Magna Cum Laude), from New York University’s Stern School of Business.
Kenneth Hoberman
Mr. Hoberman joined our Board of Directors in July 2021. Mr. Hoberman has extensive financial, investor relations, corporate governance, operational and business development experience, including M&A, strategic alliances and partnerships. Mr. Hoberman has served as the Chief Operating Officer of Stemline Therapeutics, Inc. since 2013. While at Stemline, he helped lead the company from an early-stage drug development company to a fully integrated commercial entity including through the company’s successful initial public offering. Mr. Hoberman also led the M&A transaction resulting in the acquisition of Stemline by the Menarini Group in June 2020. He was previously Vice President of Corporate and Business Development of Keryx Biopharmaceuticals, Inc., where he led the company’s business strategy for Auryxia, including its in-licensing and Japanese partnership. Mr. Hoberman is on the Board of Directors of TG Therapeutics, Inc. (Nasdaq: TGTX).
Mr. Hoberman holds a B.S.B.A. in Finance from Boston University and completed post-baccalaureate studies at Columbia University.
Matthew Kaplan
Mr. Kaplan joined our Board of Directors in September 2021. Mr. Kaplan is an experienced Equity Analyst with deep knowledge in biotechnology, particularly for analysis and advisement of early-stage companies. With 24 years of experience as an Equity Analyst, from 2008 to February 2025, he was a Managing Director and the Head of Healthcare Equity Research at Ladenburg Thalmann & Co. Prior to joining Ladenburg Thalmann & Co., he was a Partner and the Director of Healthcare Research with Punk, Ziegel & Company, a Senior Biotechnology Analyst at Evolution Capital, and a Director of The Life Sciences Group at The Carson Group. Mr. Kaplan has received numerous citations as a top ranked Biotechnology Stock Picker by Thomson Reuters, The Financial Times, and Forbes. Mr. Kaplan also spent six years as a Research Associate with the Albert Einstein College of Medicine / Montefiore Hospital Department of Cardiology, where he co-authored numerous articles on gene regulation in the heart.
Mr. Kaplan received his BS in Biology from the University of Michigan.
James F. Oliviero, III
Mr. Oliviero joined our Board of Directors in July 2021. Mr. Oliviero has twenty-five years of operational experience in the biotechnology industry. Since 2015, Mr. Oliviero has served as the President and Chief Executive Officer of Checkpoint Therapeutics, Inc. (NASDAQ: CKPT), where he has completed over $300 million in private and public financings for the company to date, while designing and overseeing the company’s development programs leading to the FDA approval of its first immunotherapy product, UNLOXCYT™, in December 2024 and the announced pending acquisition of Checkpoint by Sun

Pharmaceutical Industries Limited. Prior to Checkpoint, from May 2003 to September 2015, Mr. Oliviero served in a variety of leadership capacities at Keryx Biopharmaceuticals, Inc., which was subsequently acquired by Akebia Therapeutics. His most recent position at Keryx, beginning in April 2009, was as Chief Financial Officer, responsible for all the finance, accounting, investor relations, corporate governance and legal matters.
From August 1999 to May 2003, Mr. Oliviero was Director of Finance for ACCESS Oncology, Inc., a privately held biotechnology company.
Mr. Oliviero is a CFA charter holder and holds a B.B.A. in Finance with Highest Distinction from Emory University’s Goizueta Business School.
Meetings of our Board of Directors
The Board held six meetings and took one action by unanimous written consent during the fiscal year ended December 31, 2024. During 2024, each director attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. The Board has not implemented a formal policy regarding director attendance at the Annual Meeting; however, each director is expected to attend the Annual Meeting, and it is our expectation that all directors will attend this year’s Annual Meeting. All directors attended the Annual Meeting in 2024.
Communicating with the Board of Directors
Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Michael Carson, our Corporate Secretary, at our offices located at 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024. The Corporate Secretary will review all such correspondence and regularly forward to our Board a summary of all correspondence and copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via email at mcarson@nuvectis.com. These concerns will be immediately brought to the attention of our Audit Committee and handled in accordance with procedures established by our Audit Committee.
Audit Committee
The Audit Committee currently consists of Kenneth Hoberman, Matthew Kaplan, and James Oliviero, with James Oliviero serving as Chair.
The Audit Committee held four meetings during the fiscal year ended December 31, 2024. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was recently reviewed by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the charter at this time. A copy of the Charter of the Audit Committee is available on our website, located at www.nuvectis.com. Among other matters, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm.
The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of

Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.
Additionally, the SEC requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board has determined that James Oliviero is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Oliviero’s biography on page 5 for a description of his relevant experience.
The report of the Audit Committee can be found on page 12 of this proxy statement.
Compensation Committee
The Compensation Committee held five meetings and took one action by unanimous written consent during the fiscal year ended December 31, 2024. The Compensation Committee currently consists of Kenneth Hoberman, Matthew Kaplan, and James Oliviero, with Mr. Hoberman serving as Chair. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.nuvectis.com. As discussed in its charter, among other things, the duties and responsibilities of the Compensation Committee include evaluating the performance of the Chief Executive Officer and our other officers, determining the overall compensation of the Chief Executive Officer and our Chief Financial Officer and administering all executive compensation programs, including, but not limited to, our incentive and equity-based plans. The Compensation Committee evaluates the performance of the Chief Executive Officer and other officers on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company’s compensation philosophy. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself. The Compensation Committee may delegate its authority to grant awards to certain employees, and within specified parameters under the Company’s Global Equity Incentive Plan, to a special committee consisting of one or more directors. As of April 28, 2025, however, the Compensation Committee had not delegated any such authority. The Board may engage a compensation consultant to conduct a review of its executive compensation programs in 2025. The Committee did not engage a compensation consultant in 2024.
Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.
Nominating Process
We currently do not have a nominating and corporate governance committee or other committee performing a similar function, nor do we have any formal written policies outlining the factors and process relating to the selection of nominees for consideration for membership on our board of directors by our directors or our stockholders. Our board of directors has adopted resolutions in accordance with the rules of The Nasdaq Stock Market authorizing a majority of our independent members to recommend qualified director nominees for consideration by the board of directors. Our board of directors believes that it is appropriate for us to not have a standing nominating and corporate governance committee because of a number of factors, including the number of independent members who want to participate in consideration of candidates for membership on our board of directors and in matters that relate to the corporate governance of our company. We identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. We may, to the extent they deem appropriate, retain a professional search firm and other advisors to identify potential nominees. We believe that the current process in place functions effectively to select director nominees who will be valuable members of our Board of Directors.

We will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Michael Carson, at our offices located at 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024. Any recommendation must be received not less than 90 calendar days nor more than 120 calendar days before the annual meeting. All stockholder recommendations of candidates for nomination for election to our Board must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of common stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation.
We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.
We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (including our director nominee) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.
We do not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Board strives to include a range of talents, experience, skills, diversity and expertise so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct, that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted our Code of Ethics on our website, located at www.nuvectis.com.
Insider Trading Policy
We have adopted an insider trading policy (the “Insider Trading Policy”), which governs the purchase, sale and other acquisitions and dispositions of Company securities by us and all our directors and employees. This policy is reasonably designed to promote compliance with insider trading laws, related rules and regulations and any applicable listing standards. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 5, 2024.

Policies and Practices Related to the Timing of Equity Awards
Our Compensation Committee has adopted a policy that prohibits timing or selecting grant dates of any stock options or stock-based awards in coordination with the release of material non-public information, which includes specific policies regarding the grant dates of equity awards for our executive officers and employees. In each case, the exercise price of any stock options (or base price of any SARs) granted must equal the closing price of our common stock on the grant date. Our Compensation Committee does not take into account material non-public information when determining the timing or terms of option or SAR awards, nor does the Company time disclosure of material non-public information for the purpose of affecting the value of executive compensation with such option or SAR awards. During the year ended December 31, 2024, we did not grant stock options or SARs to any named executive officer (“NEO”) during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material non-public information.
Policy Prohibiting Hedging and Pledging
Pursuant to our Insider Trading Policy, our officers, directors, and employees are prohibited from engaging in speculative trading, including hedging transactions or short sale transactions with respect to Company securities.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner with the exception of Michael Carson. Mr. Carson filed one (1) late report on Form 4, and the report represented two transactions that were not reported on a timely basis.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, the independent registered public accounting firm that audited our financial statements for the year ended December 31, 2024 has served as our independent registered public accounting firm since 2021. We expect a representative of Kesselman & Kesselman to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.
Our Board has asked the stockholders to ratify the selection of Kesselman & Kesselman as our independent registered public accounting firm. See “Proposal Two: Ratification of Appointment of Kesselman & Kesselman as Our Independent Registered Public Accounting Firm” on page 24 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining Kesselman & Kesselman’s independence. All proposed engagements of Kesselman & Kesselman, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.
The following table presents the aggregate fees billed to the Company for professional services rendered by Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited for the years ended December 31, 2024 and 2023.
	2024	2023
Audit Fees(1)	$196,768	$165,500
Audit-Related Fees(2)	18,000	27,120
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$214,768	$192,620

(1)
Audit Fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements included in our Annual Reports on Form 10-K for those two fiscal years, the review of our financial statements included in our Quarterly Reports on Form 10-Q during those two fiscal years, and other services provided in connection with registration statements.

(2)
For the year ended December 31, 2024 and 2023, audit-related fees pertained to services rendered in connection with procedures required for filings with the SEC.

(3)
During the fiscal years ended December 31, 2024 and 2023, we were not billed by Kesselman & Kesselman for any fees for professional services rendered for tax compliance, tax advice, and tax planning services.

(4)
During the fiscal years ended December 31, 2024 and 2023, we were not billed by Kesselman & Kesselman for any fees for services, other than those described above, rendered to us for those two fiscal years.

Pre-Approval of Services
Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:
•
Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

•
Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm are prohibited from providing include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.
All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services, which we reasonably expect we will need from our independent registered public accounting firm and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is comprised of three members, each of whom is “independent,” as defined in Rule 10A-3 under the Exchange Act and Rule 5605(c) of the Nasdaq Marketplace Rules. In monitoring the preparation of our financial statements, the Audit Committee met with both management and Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, our independent registered public accounting firm for the year ended December 31, 2024, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board (“PCAOB”). Auditing Standard No. 1301 required our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:
•
Methods used to account for significant or unusual transactions;

•
The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•
The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

•
Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of Kesselman & Kesselman, our independent registered public accounting firm for the year ended December 31, 2024, including the written disclosures made by Kesselman & Kesselman to the Audit Committee, as required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm’s professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.
Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls, including cybersecurity, and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.
On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.
The Audit Committee reviewed its written charter previously adopted by our Board of Directors. Following this review, the Audit Committee determined that no changes needed to be made with respect to the Audit Committee charter at this time.
By the Audit Committee of the Board of Directors
James Oliviero (Chairperson)
Kenneth Hoberman
Matthew Kaplan
Dated: March 3, 2025

OUR EXECUTIVE OFFICERS
Executive Officers
Our current executive officers are as follows:
Name	Age	Position
Ron Bentsur	59	President, Chief Executive Officer and Director
Enrique Poradosu	59	Chief Scientific & Business Officer
Shay Shemesh	42	Chief Development and Operations Officer
Michael Carson	49	Vice President of Finance
No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biography of Mr. Bentsur is presented in connection with his service as a member of our Board of Directors in the “Corporate Governance — Our Board of Directors” section beginning on page 4 of this proxy statement.
Enrique Poradosu, PhD (59), Executive Vice President, Chief Scientific and Business Officer,   Dr. Enrique Poradosu co-founded and has served as the Chief Scientific and Business Officer of Nuvectis since 2020. From 2016 until 2020, he served as SVP, Business and Scientific Strategy at Stemline Therapeutics, Inc. (acquired by the Menarini Group in June 2020). At Stemline, Dr. Poradosu led the licensing and scientific strategy of the company’s pipeline, as well as directly leading strategic planning and operational execution of the early-stage drug development programs. Prior to that, Dr. Poradosu served as VP Business and Scientific Strategy at Keryx Biopharmaceuticals, Inc. (acquired by Akebia Therapeutics), from 2003 until 2016. From 1998 until 2003, Dr. Proadosu served as a project manager at a private biomedical incubator.
Dr. Poradosu holds a BSc in Chemistry and Biology with distinction and a PhD in Biochemistry from the Hebrew University of Jerusalem, Israel.
Shay Shemesh (42), Executive Vice President, Chief Development and Operations Officer,   Mr. Shay Shemesh co-founded and has served as the Chief Development and Operations Officer of Nuvectis since 2020. From 2015 until 2020, he served as SVP, Clinical and Regulatory Affairs at Stemline Therapeutics, Inc. (acquired by the Menarini Group in June 2020) where he led multi- disciplinary development teams in early and late-stage projects. In this role, Mr. Shemesh held responsibilities for the strategic planning and operational execution of the Elzonris Biologics License Application with the FDA, and the Marketing Authorization Application with the EMA, resulting in the approval of Elzonris in both regions for the treatment of blastic plasmacytoid dendritic cell neoplasm, an orphan hematologic malignancy. Prior to that, Mr. Shemesh led the clinical operations department at Keryx Biopharmaceuticals (acquired by Akebia Therapeutics), where he managed the late-stage clinical trials for Auryxia for the treatment of anemia in patients with non-dialysis CKD, which led to the approval of Auryxia in this indication in the US and the EU.
Mr. Shemesh holds a BSc and MSc in Biotechnology from Bar Ilan University in Israel.
Michael Carson (49), Vice President of Finance,   Mr. Michael Carson has over 20 years of broad experience in corporate finance, accounting, and operations and has served as our Vice President of Finance since March 2022. He specializes in clinical stage biopharmaceutical and biotechnology companies. From late 2019 until 2021, he served as Vice President of Finance at XyloCor Therapeutics, Inc. where he led the accounting, treasury and finance functions. During 2019, Mr. Carson consulted for Smiths Medical, Inc., a division of Smiths Group, as Global Controller along with serving as Vice President of Finance in a consulting role for several other biopharmaceutical and medical device companies. At Smiths Medical, he led a team responsible for accounting, treasury and foreign currency exposure. From 2015 to 2019 he served as Director of Financial Planning and Analysis at Neuronetics (NASDAQ: STIM). In this role, Mr. Carson served as the second in command to the Chief Financial Officer and held responsibilities for strategic planning, financial execution, investor relations, and controllership. In the past, he has held several finance and accounting positions at Abbott Laboratories (NYSE: ABT) and served as an auditor at Crowe LLP and Deloitte.
Mr. Carson holds a Bachelor of Arts in Business and Economics along with a Bachelor of Science in Mechanical Engineering from Lafayette College in Pennsylvania. He is a licensed Certified Public Accountant in the Commonwealth of Pennsylvania.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information concerning compensation paid by us to Mr. Bentsur, Dr. Poradosu, and Mr. Shemesh, our “named executive officers,” for their services rendered to us in all capacities during the years ended December 31, 2024 and 2023.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Ron Bentsur President & Chief Executive Officer	2024	634,323(3)	523,316(5)	—	—	1,157,639
	2023	615,250(4)	508,875(5)	1,566,600	—	2,690,725
Enrique Poradosu Chief Scientific & Business Officer	2024	468,847	257,866(5)	1,088,100	—	1,814,813
	2023	454,750	250,750(5)(6)	857,900	—	1,563,400
Shay Shemesh Chief Development & Operations Officer	2024	468,847	257,866(5)	1,088,100	—	1,814,813
	2023	454,750(4)	250,750(5)	857,900	—	1,563,400

(1)
Reflects the aggregate grant date fair value of equity awards granted during the fiscal year calculated in accordance with FASB ASC Topic 718. Refer to Note 7 in the Notes to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for information regarding the assumptions used to value these awards. The grant date fair value of the equity awards does not take into account any awards, which vest upon certain corporate milestones when the “measurement date” for accounting purposes for such awards has not yet occurred and the fair value is uncertain. For such awards, stock-based compensation is measured and recorded if and when a milestone occurs, and the compensation for such awards are reflected in the table in such year the compensation is recorded.

(2)
In 2023, Mr. Bentsur, Dr. Poradosu, and Mr. Shemesh were granted 210,000, 115,000, and 115,000 shares of restricted stock, respectively, which will vest two thirds on July 15, 2025 and one third on January 11, 2026. In 2024, Dr. Poradosu, and Mr. Shemesh were granted 130,000, and 130,000 shares of restricted stock, respectively, which will vest one third on July 15, 2025, one third on January 3, 2026, and one third on January 3, 2027.

(3)
Reflects salary earned for 2024, of which $634,323 to Mr. Bentsur has not been paid.

(4)
Reflects salary earned for 2023, of which $589,615 to Mr. Bentsur has not been paid and $37,896 to Mr. Shemesh has not been paid.

(5)
Reflects bonus awards earned in 2024 and 2023 upon the achievement of certain Company goals and objectives, which have not been paid.

(6)
On March 14, 2025, Dr. Poradosu was paid $200,000 related to the 2023 bonus.

Narrative to Summary Compensation Table
Overview
The following are our employment arrangements with our named executive officers:
Ron Bentsur
Annual Base Salary
On February 4, 2022, we entered into an employment agreement with Mr. Bentsur, pursuant to which he received an initial annual base salary of $575,000, paid monthly in equal installments. On an annual basis, the amount of Mr. Bentsur’s salary increased by no less than the greater of (1) the amount determined by the Company’s Compensation Committee, or (2) the relevant consumer price index (“CPI”).

Annual Bonus
In 2023 and 2024, Mr. Bentsur received a bonus of $508,875 and 523,316, respectively, related to the achievement of certain Company goals and objectives, which have not been paid.
Equity Awards
In 2023, the Company awarded 210,000 shares of restricted stock to Mr. Bentsur, which vest two thirds on July 15, 2025, and one third on January 12, 2026. In 2024, the Company did not award Mr. Bentsur any equity awards.
Termination Provisions
In the event that Mr. Bentsur is terminated without Cause, for Good Reason, upon a Change of Control “Transaction” (as such term is defined in the Company’s Global Equity Incentive Plan, as amended from time to time, or a successor plan), Death or Disability, as each such term is defined in Mr. Bentsur’s employment agreement, all unvested shares of restricted stock and options shall be immediately accelerated and become fully vested and unrestricted/exercisable. Upon termination for Cause, all unvested shares of restricted stock and options shall expire and terminate.
If Mr. Bentsur resigns for Good Reason or is terminated due to Death or Disability, Change of Control, or otherwise terminated without Cause, then Mr. Bentsur or his estate or beneficiaries, in the case of Death, will receive a one-time payment equal to two years of Mr. Bentsur’s then annual base salary, plus a bonus payment equal to the annual bonus earned in the preceding year (if not already paid), the pro rata portion of the target bonus earned in the current year, benefits and expense reimbursement due to Mr. Bentsur, payment in lieu of any accrued but unused vacation time, payment of any unreimbursed expenses, and continued coverage through the longest applicable limitations period under the Company’s directors and officers insurance policies, all such payments to be made within 60 days of the date of termination.
If Mr. Bentsur’s employment is terminated for Cause, he shall be entitled to receive (i) the unpaid portion of his base salary then in effect accrued through the effective date of the termination of his employment hereunder, and (ii) payment for any unused vacation days, which have accrued through the effective date of the termination of Mr. Bentsur’s employment, in each case to be paid within 30 days after such effective date.
In the event that a “Transaction” occurs during Mr. Bentsur’s employment, regardless of whether Mr. Bentsur’s employment is terminated, Mr. Bentsur shall receive payment of the termination benefits described above as if his employment had been terminated on the effective date of the Transaction. Following the Transaction, Mr. Bentsur shall not be entitled to receive such termination benefits upon a future termination of his employment; provided that he shall remain eligible to receive (i) any accrued benefits upon any such subsequent termination, and (ii) cash payments, paid in periodic installments in accordance with the Company’s usual payroll practices, for a period of 18 months, equal to the cost the Company would have incurred had Mr. Bentsur continued group medical, dental, vision and/or prescription drug benefit coverage for himself and/or his eligible dependents under any Company sponsored group health plan covering Mr. Bentsur and his eligible dependents at the time of the termination of employment.
Enrique Poradosu
Annual Base Salary
On February 4, 2022, we entered into an employment agreement with Dr. Poradosu, pursuant to which he received an initial annual base salary is $400,000, paid monthly in equal installments. On an annual basis, the amount of Dr. Poradosu’s salary shall by no less than the greater of (1) the amount determined by the Company’s Compensation Committee, or (2) the relevant CPI.
Annual Bonus
In 2023 and 2024, Dr. Poradosu received a bonus of $250,750 and $257,866, respectively, related to the achievement of certain Company goals and objectives, of which $200,000 has been paid.

Equity Awards
Dr. Poradosu is eligible for grants of equity awards under the Company’s long-term equity incentive plan. In 2023, the Company awarded 115,000 shares of restricted stock to Dr. Poradosu, which vest two thirds on July 15, 2025, and one third on January 12, 2026. In 2024, the Company awarded 130,000 shares of restricted stock to Dr. Poradosu, which vest one third on July 15, 2025, one third on January 3, 2026 and one third on January 3, 2027.
Termination Provisions
In the event that Dr. Poradosu is terminated without Cause, for Good Reason, upon a Change of Control “Transaction” (as such term is defined in the Company’s Global Equity Incentive Plan, as amended from time to time, or a successor plan), Death or Disability (as such terms are defined in Dr. Poradosu’s employment agreement) all unvested shares of restricted stock and options shall be immediately accelerated and become fully vested and unrestricted/exercisable. Upon termination for Cause, all unvested shares of restricted stock and options shall expire and terminate.
If Dr. Poradosu resigns for Good Reason or is terminated due to Death or Disability, Change of Control, or otherwise terminated without Cause, Dr. Poradosu or his estate or beneficiaries, in the case of Death, will receive a one-time payment equal to two years of Dr. Poradosu’s then annual Base Salary, plus a bonus payment equal to Dr. Poradosu’s annual bonus earned in the preceding year if not already paid, the pro rata portion of the target bonus earned in the current year, benefits and expense reimbursement due to Dr. Poradosu, payment in lieu of any accrued but unused vacation time, payment of any unreimbursed expenses, and continued coverage through the longest applicable limitations period under the Company’s directors and officers insurance policies, all such payments to be made within 60 days of the date of termination.
If Dr. Poradosu’s employment is terminated for Cause, he shall be entitled to receive (i) the unpaid portion of his base salary then in effect accrued through the effective date of the termination of his employment hereunder, and (ii) payment for any unused vacation days, which have accrued through the effective date of the termination of his employment, in each case to be paid within 30 days after such effective date.
In the event that a “Transaction” occurs during Dr. Poradosu’s employment, regardless of whether Dr. Poradosu’s employment is terminated, Dr. Poradosu shall receive payment of the termination benefits described above as if his employment had been terminated on the effective date of the Transaction. Following the Transaction, Dr. Poradosu shall not be entitled to receive such termination benefits upon a future termination of his employment; provided that he shall remain eligible to receive (i) any accrued benefits upon any such subsequent termination, and (ii) cash payments, paid in periodic installments in accordance with the Company’s usual payroll practices for a period of 18 months, equal to the cost the Company would have incurred had Dr. Poradosu continued group medical, dental, vision and/or prescription drug benefit coverage for himself and/or his eligible dependents under any Company sponsored group health plan covering Dr. Poradosu and his eligible dependents at the time of the termination of employment.
Shay Shemesh
Annual Base Salary
On February 4, 2022, we entered into an employment agreement with Mr. Shemesh, pursuant to which he received an initial annual base salary of $400,000, paid monthly in equal installments. On an annual basis, the amount of the Mr. Shemesh’s Salary increased by no less than the greater of (1) the amount determined by the Company’s Compensation Committee, or (2) the relevant CPI.
Annual Bonus
In 2023 and 2024, Mr. Shemesh received a bonus of $250,750 and $257,866 respectively, related to the achievement of certain Company goals and objectives, which have not been paid.

Equity Awards
Mr. Shemesh is eligible for grants of equity awards under the Company’s long-term equity incentive plan.
In 2023, the Company awarded 115,000 shares of restricted stock to Mr. Shemesh, which vest two thirds on July 15, 2025, and one third on January 12, 2026. In 2024, the Company awarded 130,000 shares of restricted stock to Mr. Shemesh, which vests one third on July 15, 2025, one third on January 3, 2026 and one third on January 3, 2027.
Termination Provisions
In the event that Mr. Shemesh is terminated without Cause, for Good Reason, upon a Change of Control “Transaction” (as such term is defined in the Company’s Global Equity Incentive Plan, as amended from time to time, or a successor plan), Death or Disability (as such terms are defined in the employment agreement) all unvested shares of restricted stock and options shall be immediately accelerated and become fully vested and unrestricted/exercisable. Upon termination for Cause, all unvested shares of restricted stock and options shall expire and terminate.
If Mr. Shemesh resigns for Good Reason or is terminated due to Death or Disability, Change of Control, or otherwise terminated without Cause, then Mr. Shemesh or his estate or beneficiaries, in the case of Death, will receive a one-time payment equal to two years of Mr. Shemesh’s then annual Base Salary, plus a bonus payment equal to the annual bonus earned in the preceding year if not already paid, the pro rata portion of the target bonus earned in the current year, plus benefits and expense reimbursement due to Mr. Shemesh, payment in lieu of any accrued but unused vacation time, payment of any unreimbursed expenses, and continued coverage through the longest applicable limitations period under the Company’s directors and officers insurance policies, all such payments to be made within 60 days of the date of termination.
If Mr. Shemesh’s employment is terminated for Cause, he shall be entitled to receive (i) the unpaid portion of his base salary then in effect accrued through the effective date of the termination of his employment hereunder, and (ii) payment for any unused vacation days, which have accrued through the effective date of the termination of his employment, in each case to be paid within 30 days after such effective date.
In the event that a “Transaction” occurs during Mr. Shemesh’s employment, regardless of whether Mr. Shemesh’s employment is terminated, Mr. Shemesh shall receive payment of the termination benefits described above as if his employment had been terminated on the effective date of the Transaction. Following the Transaction, Mr. Shemesh shall not be entitled to receive such termination benefits upon a future termination of his employment; provided that he shall remain eligible to receive (i) any accrued benefits upon any such subsequent termination and (ii) cash payments, paid in periodic installments in accordance with the Company’s usual payroll practices for a period of 18 months, equal to the cost the Company would have incurred had Mr. Shemesh continued group medical, dental, vision and/or prescription drug benefit coverage for himself and/or his eligible dependents under any Company sponsored group health plan covering Mr. Shemesh and his eligible dependents at the time of the termination of employment.

Outstanding Equity Awards as of December 31, 2024
The following table sets forth certain information concerning option awards and stock awards held by our Named Executive Officers as of December 31, 2024.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other rights That Have Not Vested ($)(1)
Mr. Bentsur	96,759(2)	$523,466	—	—
	120,000(3)	$649,200	—	—
	210,000(4)	$1,136,100	—	—
Dr. Poradosu	48,399(2)	$261,839	—	—
	60,000(3)	$324,600	—	—
	115,000(4)	$622,150	—	—
	130,000(5)	$703,300	—	—
Mr. Shemesh	48,399(2)	$261,839	—	—
	60,000(3)	$324,600	—	—
	115,000(4)	$622,150	—	—
	130,000(5)	$703,300	—	—

(1)
Market value is based on $5.41 per share, the closing price of our common stock on the Nasdaq Capital Market on December 31, 2024, the last trading day of the fiscal year.

(2)
Reflects restricted stock awards granted upon the completion of a $15.3 million financing round in 2021, which will vest on July 15, 2025.

(3)
Reflects restricted stock awards granted upon the completion of the Company’s IPO, which will vest on July 15, 2025.

(4)
Reflects restricted stock awards granted by the Company, which will vest two thirds on July 15, 2025, and one third on January 11, 2026.

(5)
Reflects restricted stock awards granted by the Company, which will vest one third on July 15, 2025, one third on January 3, 2026, and one third on January 3, 2027.

DIRECTOR COMPENSATION
Director Compensation Program
In February 2022, our directors adopted a Non-Employee Directors Compensation Plan. Our non-employee directors receive the following compensation:
Cash Compensation:
•
$40,000 annual retainer;

•
$5,000 additional annual retainer for Compensation Committee membership;

•
$5,000 additional annual retainer for Audit Committee membership;

•
$15,000 additional annual retainer for the Audit Committee Chair; and

•
$15,000 additional annual retainer for the Compensation Committee Chair.

Equity Compensation:
•
Initial Equity Granted to Directors in 2021: 29,250 options to purchase our common stock, which vested in equal annual installments over three years, beginning on the first anniversary of the grant date.

•
Re-Election Equity Grant: Annual grant of restricted stock to Directors, in market value as of the date of grant consistent with peer companies of similar market capitalization, which vests and become non-forfeitable in equal annual installments over three years, beginning on the first anniversary of the grant date, subject to the director’s continued service on the board of directors on such date.

In addition, each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our board of directors and meetings of committees of our board of directors.
2024 Director Compensation Table
The following table sets forth the cash and other compensation we paid to the non-employee members of our Board of Directors for all services in all capacities for the year ended December 31, 2024. Mr. Bentsur is the Chief Executive Officer of the Company and does not receive additional compensation for his service on the Board of Directors.
Name	Fees Earned or Paid in Cash ($)(1)	Equity Awards ($)(2)(3)	Total ($)
Kenneth Hoberman	$60,000	$499,073	$559,073
Matthew Kaplan	$50,000	$499,073	$549,073
James Oliviero	$60,000	$499,073	$559,073

(1)
Represents cash retainer for serving on our Board and committees of the Board.

(2)
Reflects the aggregate grant date fair value of restricted stock granted during the fiscal year calculated in accordance with FASB ASC Topic 718. Refer to Note 7 in the Notes to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for information regarding the assumptions used to value these awards.

(3)
All non-employee directors received a grant of 29,250 options for their initial equity grant during 2021, all of which are vested. In addition, 15,000 options were granted to the non-employee directors on April 1, 2022, which vest one third on each anniversary date until 2025. All of these options remained outstanding on December 31, 2024. On June 16, 2023, all non-employee directors received a grant of 18,000 restricted stock awards, which vest one third on each anniversary date until 2026. On June 13, 2024, all non-employee directors received a grant of 30,000 restricted stock awards, which vest one third on each anniversary date until 2027.

RELATED-PERSON TRANSACTIONS
Since inception, we have not been involved in a transaction or series of similar transactions that:
•
the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of December 31, 2024 and 2023; and

•
any of our directors or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Policies and Procedures for Transaction with Related Persons
Our board of directors adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 or 1% of the average of our total assets as of December 31, 2024, and 2023, and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

STOCK OWNERSHIP OF OUR DIRECTORS,
EXECUTIVE OFFICERS, AND 5% BENEFICIAL OWNERS
The following table shows information, as April 14, 2025, concerning the beneficial ownership of our common stock by:
•
each person we know to be the beneficial owner of more than 5% of our common stock;

•
each of our current directors; and

•
each of our NEOs shown in our Summary Compensation Table.

ALL CURRENT DIRECTORS AND NEOS AS A GROUP
As of April 14, 2025, there were 23,606,443 shares of our common stock outstanding, which includes 2,158,460 of unvested restricted stock. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of April 14, 2025. Shares of restricted stock are deemed to be outstanding. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws. The address of all directors and executive officers is c/o Nuvectis Pharma, Inc., 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024.
	Common Stock Beneficially Owned
	Number of Shares and Nature of Beneficial Ownership	Percentage of Total Common Stock
Name and Address of Beneficial Owner:
Ron Bentsur(1)	3,520,924	14.92%
Enrique Poradosu(2)	1,656,319	7.02%
Shay Shemesh(3)	1,643,068	6.96%
Michael Carson(4)	138,918	*
Kenneth Hoberman(5)	103,140	*
Matthew Kaplan(6)	83,760	*
James Oliviero(7)	57,828	*
All executive officers and directors as a group	7,203,957	30.52%
5% or Greater Stockholders:
Charles Mosseri-Marlio(8)	2,884,121	12.22%

(1)
This includes 96,759 shares of restricted stock granted to Mr. Bentsur on July 27, 2021, in connection with the closing of the $15.3 million Preferred A capital raise. These restricted shares vest on July 15, 2025. This also includes 120,000 shares of restricted stock granted to Mr. Bentsur on April 1, 2022, in connection with his employee agreement. These shares vest on July 15, 2025. This also includes 210,000, shares of restricted stock granted to Mr. Bentsur on January 12, 2023. These shares vest two thirds on July 15, 2025, and one third on January 11, 2026. This also includes 250,000 shares of restricted stock granted to Mr. Bentsur on January 2, 2025. These shares vest over a three-year period with one third vesting on each anniversary date of the grant.

(2)
This includes 48,399 shares of restricted stock granted to Dr. Poradosu on July 27, 2021, in connection with the closing of the $15.3 million Preferred A capital raise. These restricted shares vest on July 15, 2025. This also includes 60,000 shares of restricted stock granted to Dr. Poradosu on April 1, 2022, in connection with his employee agreement. These shares vest on July 15, 2025. This also includes

115,000 shares of restricted stock granted to Dr. Poradosu on January 12, 2023. These shares vest two thirds on July 15, 2025, and one third on January 11, 2026. This also includes 130,000 shares of restricted stock granted to Dr. Poradosu on January 3, 2024. These shares vest one third on July 15, 2025, one third on January 3, 2026, and one third on January 3, 2027. This also includes 150,000 shares of restricted stock granted to Dr. Poradosu on January 2, 2025. These shares vest over a three-year period with one third vesting on each anniversary date of the grant.
(3)
This includes 48,399 shares of restricted stock granted to Mr. Shemesh on July 27, 2021, in connection with the closing of the $15.3 million Preferred A capital raise. These restricted shares vest on January 11, 2024. This also includes 60,000 shares of restricted stock granted to Mr. Shemesh on April 1, 2022 in connection with his employee agreement. These shares vest on July 15, 2025. This also includes 115,000 shares of restricted stock granted to Mr. Shemesh on January 12, 2023. These shares vest two thirds on July 15, 2025, and one third on January 11, 2025. This also includes 130,000 shares of restricted stock granted to Mr. Shemesh on January 3, 2024. These shares vest one third on July 15, 2025, one third on January 3, 2026 and one third on January 3, 2027. This also includes 150,000 shares of restricted stock granted to Mr. Shemesh on January 2, 2025. These shares vest over a three-year period with one third vesting on each anniversary date of the grant.

(4)
This includes 27,300 shares of restricted stock granted to Mr. Carson on November 1, 2021. Two thirds of these restricted shares have vested (one third on each of the first two anniversaries of the grant date), and one third vest on November 1, 2024.

(5)
This excludes 16,380 shares owned by the Hoberman Descendants Trust, to which Mr. Hoberman disclaims ownership. On July 19, 2021, Mr. Hoberman was granted 29,250 options vesting over a three-year period, one third each year, exercisable into common shares of the Company at a price of $3.05. 29,250 options are exercisable or will be exercisable within 60 days of April 14, 2025, and were included in the beneficial ownership calculation. On April 1, 2022, Mr. Hoberman was granted 15,000 options vesting over a three-year period with one third vesting on each anniversary date of the grant, exercisable into common shares of the Company at a price of $7.02. 15,000 options have become exercisable since April 1, 2022, and were included in the beneficial ownership calculation. On June 16, 2023, Mr. Hoberman was granted 18,000 of restricted stock vesting over a three-year period with one third vesting on each anniversary date of the grant. On June 13, 2024, Mr. Hoberman was granted 30,000 of restricted stock vesting over a three-year period with one third vesting on each anniversary date of the grant.

(6)
On September 2, 2021, Mr. Kaplan was granted 29,250 options vesting over a three-year period, one third each year, exercisable into common shares of the Company at a price of $3.05. 29,250 options are exercisable or will be exercisable within 60 days of April 14, 2025, and were included in the beneficial ownership calculation. On April 1, 2022, Mr. Kaplan was granted 15,000 options vesting over a three-year period with one third vesting on each anniversary date of the grant, exercisable into common shares of the Company at a price of $7.02. 15,000 options have become exercisable since April 1, 2022, and were included in the beneficial ownership calculation. On June 16, 2023, Mr. Kaplan was granted 18,000 of restricted stock vesting over a three-year period with one third vesting on each anniversary date of the grant. On June 13, 2024, Mr. Kaplan was granted 30,000 of restricted stock vesting over a three-year period with one third vesting on each anniversary date of the grant.

(7)
On July 6, 2021, Mr. Oliviero was granted 29,250 options vesting over a three-year period, one third each year, exercisable into common shares of the Company at a price of $3.05. 29,250 options are exercisable or will be exercisable within 60 days of April 14, 2025, and were included in the beneficial ownership calculation. On April 1, 2022, Mr. Oliviero was granted 15,000 options vesting over a three-year period with one third vesting on each anniversary date of the grant, exercisable into common shares of the Company at a price of $7.02. 15,000 options have become exercisable since April 1, 2022, and were included in the beneficial ownership calculation. On June 16, 2023, Mr. Oliviero was granted 18,000 of restricted stock vesting over a three-year period with one third vesting on each anniversary date of the grant. On June 13, 2024, Mr. Oliviero was granted 30,000 of restricted stock vesting over a three-year period with one third vesting on each anniversary date of the grant.

(8)
The address of Charles Mosseri-Marlio is 27 Ripplevale Grove, London N1 1HS, UK. Share ownership reported above is based on a Form 4 filed by Charles Mosseri-Marlio on February 11, 2025.

PROPOSAL ONE:
ELECTION OF DIRECTORS; NOMINEES
Our Bylaws provide that the Board shall consist of not more than nine nor less than one member, as determined from time to time by resolution of the Board. Our Board currently consists of four members. The term of our Class III director, James Oliviero, is set to expire at our 2025 Annual Meeting. Our Board of Directors has determined to nominate James Oliviero for re-election to our Board of Directors for a period of an additional three years. For information about the nominee and our Board of Directors generally, please see “Corporate Governance — Our Board of Directors” beginning on page 4. If elected, James Oliviero will hold office for a three-year term, until a respective successor is elected and has been qualified, or until such director resigns or is removed from office.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” THE NOMINEE.

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF KESSELMAN & KESSELMAN
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board is submitting the selection of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise. If Kesselman & Kesselman is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Audit Committee will review its future selection of an independent registered public accounting firm. Kesselman & Kesselman will still serve as our independent registered public accounting firm for the year ending December 31, 2025, if it is not ratified by our stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KESSELMAN & KESSELMAN AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

ADDITIONAL INFORMATION
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and 2024 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: Nuvectis Pharma, Inc., 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024, Attn: Michael Carson. You may also contact us at mcarson@nuvectis.com.
If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.
Stockholder Proposals for Our 2026 Annual Meeting
Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Michael Carson, at 1 Bridge Plaza, Suite 275, Fort Lee, NJ 07024, no later than December 29, 2025. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.
Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to Michael Carson, our Corporate Secretary, at the above address, not more than 120 days nor less than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than February 12, 2026, and no later than March 14, 2026. If a stockholder fails to provide timely notice of a proposal to be presented at our 2026 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.
Other Matters
Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.
Incorporation of Information by Reference
The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our 2024 Annual Report on Form 10-K for the year ended December 31, 2024, delivered to you together with this proxy statement, is hereby incorporated by reference.

NUVECTIS PHARMA, INC.1 BRIDGE PLAZA, SUITE 275 FORT LEE, NJ 07024ATTN: MICHAEL CARSONSCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 11, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/NVCT2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V73876-P26467KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYNUVECTIS PHARMA, INC.The Board of Directors recommends you vote FOR the following:1. Election of Director.Nominee:For Against Abstain1a. James F. Oliviero! ! !The Board of Directors recommends you vote FOR proposal 2: For Against Abstain2. Ratify the appointment of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, as our independent registered ! ! !public accounting firm for the year ending December 31, 2025.NOTE: Transact any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V73877-P26467NUVECTIS PHARMA, INC.Annual Meeting of Stockholders June 12, 2025 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Ron Bentsur, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of NUVECTIS PHARMA, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 12, 2025, at www.virtualshareholdermeeting.com/NVCT2025, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side